UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting
standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Form 8-K                                First Financial Bancorp.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

               b) As contemplated in Section 6.11(a) of the Agreement and Plan of Merger between First Financial Bancorp. (the “Company”) and MainSource Financial Group, Inc. (“MainSource”) dated as of July 25, 2017 (the “Merger Agreement”), on December 19, 2017, the Company determined the nine “First Financial Continuing Directors” as described below in Item 8.01.  Accordingly, three current Directors of the Company will retire as members of the Board of Directors of the Company, and as members of the Board of Directors of First Financial Bank, the Company’s wholly-owned banking subsidiary, effective upon the date of consummation of the Company’s merger with MainSource (the “Merger”) as described in the Merger Agreement.  The three retiring Directors are:

1)	Murphe Knapke, presently the Chair of the Company’s Board of Directors, who has served on the Board of Directors of the Company or of a former bank affiliate since 1983;

2)	David S. Barker who has served on the Board of Directors of the Company since 2010; and

3)	Richard E. Olszewski who has served on the Board of Directors of the Company or of a former bank affiliate since 1995.

In the event the merger is not consummated, all of the Company’s existing directors will continue to serve their existing terms until the Company’s 2018 Annual Meeting of Shareholders.

Item 8.01    Other Events.

As contemplated in Section 6.11(a) of the Merger Agreement, on December 19, 2017, the Board of Directors voted to approve the following nine current Directors of the Company to continue to serve on the Board of the Company following the Merger:

1.	Claude Davis

2.	J. Wickliffe Ach

3.	Cynthia Booth

4.	Corinne Finnerty

5.	Susan Knust

6.	Bill Kramer

7.	Jeff Meyer

8.	John Neighbors

9.	Maribeth Rahe

Additionally, the Company accepted the recommendation from MainSource of the following six current MainSource directors for inclusion on the Board of Directors of the Company following consummation of the Merger:

1.	Kathleen L Bardwell

2.	William G. Barron

3.	Vincent A. Berta

4.	Archie M. Brown, Jr.

5.	Erin P. Hoeflinger

6.	Thomas M. O’Brien

Each of the six MainSource directors is subject to review and recommendation by the Company’s Corporate Governance and Nominating Committee before being appointed to the Board of Directors pursuant to the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Shannon M. Kuhl
Shannon M. Kuhl
Senior Vice President and Chief Legal Officer

Date:	December 21, 2017